UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) June 16, 2009

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Langevin, Mr. Rooke and Mr. Gransee currently have employment agreements with the Company that extend through December 31, 2009, March 29, 2010 and September 30, 2009, respectively.

On June 16, 2009, Manitex International, Inc. (the “Company”) entered into new Employment Agreements, effective as of June 15, 2009 with David J. Langevin (“Mr. Langevin’s Employment Agreement”), Andrew M. Rooke (Mr. Rooke’s Employment Agreement”) and David H. Gransee (Mr. Gransee’s Employment Agreement”). The new employment agreements which replace the existing employment agreements, contain limited modifications and extends the terms of employment to June 15, 2012.

Mr. Langevin’s Employment Agreement

Under the terms of the Mr. Langevin’s Employment Agreement, the Company agreed to employ Mr. Langevin as the Company’s Chairman and Chief Executive Officer for a term commencing on June 15, 2009 and ending on June 15, 2012. The Employment Agreement provides that Mr. Langevin’s term of employment will automatically extend for successive one year terms unless either the Company or Mr. Langevin notifies the other in writing, at least 90 days prior to the end of the then current term, of the expiration of the employment term. Although the employment relationship between Mr. Langevin and the Company may be terminated by either party at any time, with or without cause, Mr. Langevin is entitled to receive severance payments from the Company under certain circumstances.

Pursuant to the Employment Agreement, Mr. Langevin is entitled to receive (i) an annual base salary of $350,000; (ii) various benefits made available to the employees of the Company; (iii) monthly reimbursement of a single country club and/or private club dues (iv) a monthly automobile allowance in the amount of $1,000. Mr. Langevin is also eligible to receive annual cash incentives under the Employment Agreement.

Under the terms of his Employment Agreement, Mr. Langevin is subject to a non-competition covenant and is obligated to maintain the confidentiality of our proprietary information and trade secrets for at least two years following his term of employment.

Mr. Rooke’s Employment Agreement

Under the terms of the Mr. Rooke’s Employment Agreement, the Company agreed to employ Mr. Rooke as the Company’s President and Chief Operating Officer for a term commencing on June 15, 2009 and ending on June 15, 2012. The Employment Agreement provides that Mr. Rooke’s term of employment will automatically extend for successive one year terms unless either the Company or Mr. Rooke notifies the other in writing, at least 90 days prior to the end of the then current term, of the expiration of the employment term. Although the employment relationship between Mr. Rooke and the Company may be terminated by either party at any time, with or without cause, Mr. Rooke is entitled to receive severance payments from the Company under certain circumstances.

Pursuant to the Employment Agreement, Mr. Rooke is entitled to receive (i) an annual base salary of $275,000; (ii) various benefits made available to the employees of the Company; (iii) monthly reimbursement of any country club and/or private club dues up to $1,000 per month; (iv) a monthly automobile allowance in the amount of $1,000. Mr. Rooke is also eligible to receive annual cash incentives under the Employment Agreement.

After a change of control, Mr. Rooke will be entitled to reimbursement of his relocation expenses, including: packing and moving expenses, closing costs, expenses incurred for up to three property identification visits (not to exceed $1,500 per visit), the cost of temporary accommodations for no more than twelve months, and any loss on the sale of Mr. Rooke’s existing property up to $100,000. In addition, the Company has agreed to pay Mr. Rooke one month of his base salary to cover the cost of any incidentals.

Under the terms of his Employment Agreement, Mr. Rooke is subject to a non-competition covenant and is obligated to maintain the confidentiality of our proprietary information and trade secrets for at least two years following his term of employment.

Mr. Gransee’s Employment Agreement

Under the terms of the Mr. Gransee’s Employment Agreement, the Company agreed to employ Mr. Gransee as a Company’s Vice President and Chief Financial Officer for a term commencing on June 15, 2009 and ending on June 15, 2012. The Employment Agreement provides that Mr. Gransee’s term of employment will automatically extend for successive one year terms unless either the Company or Mr. Gransee notifies the other in writing, at least 90 days prior to the end of the then current term, of the expiration of the employment term. Although the employment relationship between Mr. Gransee and the Company may be terminated by either party at any time, with or without cause, Mr. Gransee is entitled to receive severance payments from the Company under certain circumstances.

Pursuant to the Employment Agreement, Mr. Gransee is entitled to receive (i) an annual base salary of $200,000; (ii) various benefits made available to the employees of the Company; (iii) a monthly automobile allowance in the amount of $750. Mr. Gransee is also eligible to receive annual cash incentives under the Employment Agreement.

Under the terms of his Employment Agreement, Mr. Gransee is subject to a non-competition covenant and is obligated to maintain the confidentiality of our proprietary information and trade secrets for at least two years following his term of employment.

The descriptions of Mr .Langevin, Rooke and Gransee’s Employment Agreements set forth herein do not purport to be complete and is qualified in its entirety by reference to the full text of the Mr Langevin, Rooke and Gransee’s Employment Agreements attached hereto as Exhibit 10.1, 10.2 and 10.s

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David J. Langevin
Name:	David J. Langevin
Title:	Chairman and Chief Executive Officer

Date: June 17, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated June 16, 2009, between Manitex International, Inc. and David J. Langevin.

10.2	Employment Agreement, dated June 16, 2009, between Manitex International, Inc. and Andrew M. Rooke.

10.3	Employment Agreement, dated June 16, 2009, between Manitex International, Inc. and David H. Gransee.